                                                                  CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) MARCH 5, 1997


                                CIGNA CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                1-8323            06-1059331
         --------                ------            ----------
(State or other jurisdiction    (Commission       (IRS Employer
    of incorporation)           File Number)      Identification No.)



              ONE LIBERTY PLACE, 1650 MARKET STREET, P.O. BOX 7716
                PHILADELPHIA, PENNSYLVANIA            19192-1550
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code


                                 (215) 761-1000
                                 --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.           Other Events.

         In connection with CIGNA Corporation's ("CIGNA") anticipated filing of a Schedule 14D-1 under the Securities Exchange Act of 1934, CIGNA is filing the following audited financial statements with this Form 8-K so that they may be incorporated by reference therein: consolidated statements of income and retained earnings for the years ended December 31, 1996, 1995 and 1994; consolidated balance sheets as of December 31, 1996 and 1995; and consolidated statements of cash flows for the years ended December 31, 1996, 1995 and 1994. The audited financial statements, notes to the financial statements and the report of independent accountants are attached as Exhibit 99 and are hereby incorporated by reference.


Item 7.           Financial Statements and Exhibits.

         (c) The exhibits accompanying this report are listed in the Index to Exhibits below.

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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CIGNA CORPORATION


Date: March 5, 1997                     By: /s/ Gary A. Swords
                                            -------------------------------
                                                Gary A. Swords
                                                Vice President and
                                                Chief Accounting Officer

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                                Index to Exhibits

Number                              Description                                         Method of Filing
------                              -----------                                         ----------------
23                Consent of Independent Accountants                                    Filed herewith

27                Financial Data Schedule                                               Filed herewith
                                                                                        (included only in
                                                                                        the electronically
                                                                                        filed document)

99                Financial Statements and Notes:                                       Filed herewith

                  Consolidated Statements of Income and Retained Earnings for the years ended December 31, 1996, 1995 and 1994

                  Consolidated Balance Sheets as of
                  December 31, 1996 and 1995

                  Consolidated Statements of Cash Flows
                  for the years ended December 31, 1996,
                  1995 and 1994

                  Notes to Financial Statements

                  Report of Independent Accountants